Exhibit 99.1

For Immediate Release

ALLERGAN REPORTS THIRD QUARTER OPERATING RESULTS

•	Pharmaceutical Sales Increased 24.1 Percent for the Third Quarter
•	Board of Directors Declares Third Quarter Dividend

(IRVINE, Calif., October 22, 2003)— Allergan, Inc. (NYSE: AGN) today announced operating results for the third quarter ended September 26, 2003. Allergan also announced that its Board of Directors has declared a third quarter dividend of $0.09 per share, payable on December 5, 2003 to stockholders of record on November 7, 2003.

Operating Results

For the quarter ended September 26, 2003:

•	Allergan’s net sales were $443.3 million, including $21.4 million of non-pharmaceutical product sales primarily consisting of contract manufacturing sales to Advanced Medical Optics, Inc. (AMO), a former subsidiary that was spun-off from Allergan on June 29, 2002.

•	Pharmaceutical sales were up 24.1 percent, or 21.0 percent at constant currency, compared to pharmaceutical sales in the third quarter of 2002.

•	Allergan reported $0.57 diluted earnings per share, including the effects of an unrealized non-cash gain on the mark-to-market adjustment to foreign currency derivative instruments totaling $0.1 million pre-tax, compared to the $0.28 diluted loss per share reported for the third quarter of 2002.

•	Allergan’s adjusted diluted earnings per share was $0.57, excluding the effects of the unrealized non-cash gain, representing an 18.8 percent increase compared to the adjusted diluted earnings per share of $0.48 reported for the third quarter of 2002. A reconciliation of the adjustments made from reported earnings per share to adjusted earnings per share is in the financial tables of this document.

“We are extremely pleased with Allergan’s continued strong pharmaceutical sales growth of over 24 percent year-over-year and even more gratifying is that the overall growth of our business remains broadly distributed across all of our businesses – eye care, neuromodulators and skin

-more-

2-2-2

care. In addition to our strong quarterly results, our recently announced acquisition of Oculex Pharmaceuticals, Inc. is further evidence of our focus on adding quality technology to our already deep pipeline and positioning Allergan as a premier technology driven pharmaceutical company,” said David E.I. Pyott, Chairman of the Board, President and CEO.

Product and Pipeline Update

During the third quarter of 2003:

•	Allergan launched Acular LS™ (Ketorolac Tromethamine Ophthalmic Solution 0.4%) for the reduction of ocular pain and burning/stinging following corneal refractive surgery.

•	Allergan received a positive opinion in the Mutual Recognition Procedure (MRP) for Vistabel® for seven additional European countries.

•	Allergan filed with the FDA the Biologics License Application (BLA) supplement for the use of Botox® for hyperhidrosis in the United States.

•	Allergan filed with the FDA a New Drug Application (NDA) for a combination product of Lumigan® and timolol for the reduction of intraocular pressure in patients with glaucoma or ocular hypertension.

Following the end of the third quarter of 2003:

•	Allergan announced an agreement to acquire Oculex, whose lead product Posurdex® is a proprietary, biodegradable, extended release implant that delivers dexamethasone directly to the targeted disease site at the back of the eye.

•	Allergan received approval in the United States from the FDA for Elestat™ (epinastine ophthalmic solution 0.05%) for the prevention of itching associated with allergic conjunctivitis. Allergan anticipates that Elestat™ will be launched in the United States in the first quarter of 2004.

Outlook

For the fourth quarter of 2003, Allergan estimates:

•	Total worldwide sales, including contract sales to AMO, between $440 million and $460 million.

•	Adjusted diluted earnings per share in the fourth quarter of $0.67, an increase of 24 percent compared to the fourth quarter of 2002.

For the full year of 2003:

•	Allergan is increasing the expected range of Alphagan® Franchise sales by $20 million to between $255 million and $265 million.

-more-

3-3-3

•	Allergan is increasing the range of total pharmaceutical only sales by $20 million to between $1,600 million and $1,660 million.

•	All other full year sales guidance remains unchanged from the guidance provided in January 2003.

•	Allergan’s guidance on income statement ratios provided in April 2003 remains unchanged.

•	Full year diluted shares outstanding guidance provided in July 2003 remains unchanged.

•	Full year adjusted diluted earnings per share guidance remains at $2.31. Adjusted diluted earnings per share guidance excludes:

•	Any non-cash gain or loss on mark-to-market adjustments to foreign currency derivative instruments.

•	In-process research and development charges incurred in connection with the Bardeen Sciences Company, LLC acquisition that closed in the second quarter of 2003.

•	In-process research and development charges incurred in connection with the recently announced Oculex acquisition, which are estimated to be as much as 75 to 90 percent of the approximate $230 million purchase price.

•	The potential write-off of any capitalized costs associated with Allergan’s remaining un-retired zero-coupon convertible subordinated notes due 2020, which Allergan may retire in November 2003.

Forward-Looking Statements

In this press release, the statements regarding the outlook for Allergan’s earnings per share and revenue forecasts, and statements from Mr. Pyott, among other statements above, are forward-looking statements. Because forecasts are inherently estimates that cannot be made with precision, Allergan’s performance at times differs materially from its estimates and targets, and Allergan often does not know what the actual results will be until after a quarter’s end and year’s end. Therefore, Allergan will not report or comment on its progress during a current quarter. Any statement made by others with respect to progress during a current quarter cannot be attributed to Allergan.

Any other statements in this press release that refer to Allergan’s expected, estimated or anticipated future results are forward-looking statements. All forward-looking statements in this press release reflect Allergan’s current analysis of existing trends and information and represent Allergan’s judgment only as of the date of this press release. Actual results may differ materially from current expectations based on a number of factors affecting Allergan’s businesses, including among other things, changing competitive market and regulatory conditions; the timing and uncertainty of the results of both the research and development and regulatory processes; domestic and foreign health care and cost containment reforms; technological advances and patents obtained by competitors; the performance, including the approval, introduction and consumer and physician acceptance of new products and the continuing acceptance of currently marketed products; the effectiveness of advertising and other promotional campaigns; the timely

-more-

4-4-4

and successful implementation of strategic initiatives; the results of any pending litigations, investigations or claims; the uncertainty associated with the identification of and successful consummation and execution of external corporate development initiatives and strategic partnering transactions; and Allergan’s ability to obtain and successfully maintain a sufficient supply of products to meet market demand in a timely manner. In addition, matters generally affecting the economy, such as changes in interest and currency exchange rates; international relations; and the state of the economy worldwide, can affect Allergan’s results. Therefore, the reader is cautioned not to rely on these forward-looking statements. Allergan expressly disclaims any intent or obligation to update these forward-looking statements.

Additional information concerning these and other risk factors can be found in press releases issued by Allergan as well as Allergan’s public periodic filings with the Securities and Exchange Commission, including the discussion under the heading “Certain Factors and Trends Affecting Allergan and its Businesses” in Allergan’s 2002 Form 10-K and Allergan’s Form 10-Q for the quarter ended June 27, 2003. Copies of Allergan’s press releases and additional information about Allergan is available on the World Wide Web at www.allergan.com or you can contact the Allergan Investor Relations Department by calling 714-246-4636.

About Allergan, Inc.

Allergan, Inc., with headquarters in Irvine, California, is a technology-driven, global health care company providing eye care and specialty pharmaceutical products worldwide. Allergan develops and commercializes products in the eye care, neuromodulator, skin care and other specialty markets that deliver value to our customers, satisfy unmet medical needs, and improve patients’ lives.

Allergan Contacts

Jim Hindman (714) 246-4636 (investors)
Joann Bradley (714) 246-4766 (investors)
Patrick O’Brien (714) 246-4514 (investors)
Jeff Richardson (714) 246-5324 (media)

-more-

5-5-5

ALLERGAN, INC.
Condensed Consolidated Statements of Operations and
Reconciliation of Non-GAAP Adjustments
(Unaudited)

	Three months ended

	September 26, 2003				September 27, 2002

		Non-GAAP				Non-GAAP
in millions, except per share amounts	GAAP	Adjustments		Adjusted	GAAP	Adjustments		Adjusted

Product sales
Net sales	$443.3	—		$443.3	$350.6	—		$350.6
Cost of sales	82.8	—		82.8	60.7	$(1.3	)(2)	59.4

Product gross margin	360.5	—		360.5	289.9	1.3		291.2

Research services
Research service revenues	—	—		—	9.4	—		9.4
Cost of research services	—	—		—	8.6	—		8.6

Research services margin	—	—		—	0.8	—		0.8

Selling, general and administrative	170.5	—		170.5	148.4	(2.8	)(3)	145.6
Research and development	81.0	—		81.0	59.0	—		59.0
Legal settlement	—	—		—	118.7	(118.7	)(4)	—
Restructuring charge and asset write-offs	—	—		—	0.5	(0.5	)(5)	—

Operating income (loss)	109.0	—		109.0	(35.9)	123.3		87.4

Interest income	2.6	—		2.6	3.7	—		3.7
Interest expense	(3.9)	—		(3.9)	(4.0)	—		(4.0)
Gain (loss) on investments	0.2	—		0.2	(22.2)	22.2	(6)	—
Unrealized gain on derivative Instruments	0.1	$(0.1	)(1)	—	1.6	(1.6	)(1)	—
Other, net	(1.6)	—		(1.6)	6.3	(5.7	)(7)	0.6

	(2.6)	(0.1)		(2.7)	(14.6)	14.9		0.3

Earnings (loss) before income taxes and minority interest	106.4	(0.1)		106.3	(50.5)	138.2		87.7
Provision (benefit) for income taxes	29.8	—		29.8	(14.1)	38.7	(8)	24.6
Minority interest	0.6	—		0.6	0.4	—		0.4

Net earnings (loss)	$76.0	$(0.1)		$75.9	$(36.8)	$99.5		$62.7

Net earnings (loss) per share:
Basic	$0.58			$0.58	$(0.28)			$0.48

Diluted(9)	$0.57			$0.57	$(0.28)			$0.48

Weighted average number of common shares outstanding:(9)
Basic	130.5			130.5	129.3			129.3
Diluted	133.0			133.0	129.3			130.5

Selected ratios as a percentage of net sales

Gross profit	81.3%			81.3%	82.7%			83.1%
Selling, general and administrative	38.5%			38.5%	42.3%			41.5%
Research and development	18.3%			18.3%	16.8%			16.8%

(1)	Unrealized gain on the mark-to-market adjustment to derivative instruments.
(2)	Duplicate operating expenses of $1.0 million and restructuring charge and asset write-offs of $0.3 million.
(3)	Duplicate operating expenses incurred related to the spin-off of AMO.
(4)	Legal settlement regarding Lumigan.
(5)	Restructuring charge and asset write-offs related to the spin-off of AMO.
(6)	Marked-to-market loss on investments and related third-party collaborations.
(7)	Gain on sale of facility (spin-related).
(8)	Tax effect for non-GAAP adjustments.
(9)	See “Reconciliation of Diluted Earnings Per Share” for GAAP and non-GAAP earnings per share computations.

Note: “GAAP” refers to financial measures calculated as presented in accordance with generally accepted accounting principles in the United States.

-more-

6-6-6

ALLERGAN, INC.
Condensed Consolidated Statements of Operations and
Reconciliation of Non-GAAP Adjustments
(Unaudited)

	Nine months ended

	September 26, 2003				September 27, 2002

		Non-GAAP				Non-GAAP
in millions, except per share amounts	GAAP	Adjustments		Adjusted	GAAP	Adjustments		Adjusted

Product sales
Net sales	$1,276.0	—		$1,276.0	$1,006.8	—		$1,006.8
Cost of sales	231.3	—		231.3	151.9	$(3.4	)(4)	148.5

Product gross margin	1,044.7	—		1,044.7	854.9	3.4		858.3

Research services
Research service revenues	16.0	—		16.0	27.6	—		27.6
Cost of research services	14.5	—		14.5	25.1	—		25.1

Research services margin	1.5	—		1.5	2.5	—		2.5

Selling, general and administrative	524.8	—		524.8	480.8	(38.5	)(5)	442.3
Research and development	492.6	$(278.8	)(1)	213.8	170.3	(4.6	)(6)	165.7
Legal settlement	—	—		—	118.7	(118.7	)(7)	—
Restructuring charge and asset write-offs	—	—		—	64.4	(64.4	)(8)	—

Operating income	28.8	278.8		307.6	23.2	229.6		252.8

Interest income	10.7	—		10.7	10.7	—		10.7
Interest expense	(12.2)	—		(12.2)	(12.8)	—		(12.8)
Loss on investments	—	—		—	(30.2)	30.2	(9)	—
Unrealized loss on derivative instruments	(0.9)	0.9	(2)	—	(2.7)	2.7	(2)	—
Other, net	(3.0)	—		(3.0)	12.2	(10.7	)(10)	1.5

	(5.4)	0.9		(4.5)	(22.8)	22.2		(0.6)

Earnings from continuing operations before income taxes and minority interest	23.4	279.7		303.1	0.4	251.8		252.2
Provision (benefit) for income taxes	(16.2)	101.0	(3)	84.8	0.1	70.5	(3)	70.6
Minority interest	1.3	—		1.3	0.7	—		0.7

Earnings (loss) from continuing operations	38.3	178.7		217.0	(0.4)	181.3		180.9

Earnings from discontinued operations, net of applicable income tax expense of $7.0 million for the nine months ended 2002	—	—		—	11.2	(11.2	)(11)	—

Net earnings	$38.3	$178.7		$217.0	$10.8	$170.1		$180.9

Basic earnings (loss) per share:
Continuing operations	$0.29			$1.67	$—			$1.40
Discontinued operations	—			—	0.08			—

Net basic earnings per share	$0.29			$1.67	$0.08			$1.40

Diluted earnings (loss) per share:
Continuing operations(12)	$0.29			$1.64	$—			$1.38
Discontinued operations	—			—	0.08			—

Net diluted earnings per share	$0.29			$1.64	$0.08			$1.38

Weighted average number of common shares outstanding:(12)
Basic	130.2			130.2	129.6			129.6
Diluted	132.1			132.5	129.6			131.1

Selected ratios as a percentage of net sales

Gross profit	81.9%			81.9%	84.9%			85.3%
Selling, general and administrative	41.1%			41.1%	47.8%			43.9%
Research and development	38.6%			16.8%	16.9%			16.5%

(1)	In-process research and development charge related to the acquisition of Bardeen Sciences Company, LLC.
(2)	Unrealized loss on the mark-to-market adjustment to derivative instruments.
(3)	Tax effect for non-GAAP adjustments.
(4)	Duplicate operating expenses of $2.0 million and restructuring charge and asset write-offs of $1.4 million.
(5)	Duplicate operating expenses incurred related to the spin-off of AMO.
(6)	Duplicate operating expenses of $0.6 million and partnering collaboration expense of $4.0 million.
(7)	Legal settlement regarding Lumigan.
(8)	Restructuring charge and asset write-offs related to the spin-off of AMO.
(9)	Marked-to-market loss on investments and related third party collaborations.
(10)	Partnering deal settlement of $5.0 million and gain on sale of facility (spin-related) of $5.7 million.
(11)	Discontinued operations.
(12)	See “Reconciliation of Diluted Earnings Per Share” for GAAP and non-GAAP earnings per share computations.
Note: “GAAP” refers to financial measures calculated as presented in accordance with generally accepted accounting principles in the United States.

-more-

7-7-7

ALLERGAN, INC.
Condensed Consolidated Balance Sheets
(Unaudited)

	September 26,	December 31,
in millions	2003	2002

Assets

Cash and equivalents	$723.2	$774.0
Trade receivables, net	235.1	220.6
Inventories	73.8	70.4
Other current assets	124.8	135.2

Total current assets	1,156.9	1,200.2

Property, plant and equipment, net	385.3	352.0
Other noncurrent assets	361.2	254.4

Total assets	$1,903.4	$1,806.6

Liabilities and stockholders’ equity

Notes payable	$67.6	$89.7
Accounts payable	87.3	82.0
Accrued expenses and income taxes	261.7	231.9

Total current liabilities	416.6	403.6

Long-term debt	561.1	526.4
Other liabilities	75.4	68.3
Stockholders’ equity	850.3	808.3

Total liabilities and stockholders’ equity	$1,903.4	$1,806.6

DOH	81	92

DSO	48	53

Cash, net of debt	$94.5	$157.9

Debt-to-capital percentage	42.5%	43.3%

-more-

8-8-8

ALLERGAN, INC.
Reconciliation of Diluted Earnings Per Share
(Unaudited)

	Three months ended			Nine months ended

	September 26,		September 27,	September 26,		September 27,
in millions, except per share amounts	2003		2002	2003		2002

Earnings (loss) from continuing operations, as reported	$76.0		$(36.8)	$38.3		$(0.4)

Non-GAAP pre-tax adjustments:
In-process research and development	—		—	278.8		—
Legal settlement	—		118.7	—		118.7
Unrealized (gain) loss on derivative instruments	(0.1)		(1.6)	0.9		2.7
Restructuring charge and asset write-offs	—		0.8 (b)	—		65.8 (b)
Duplicate operating expenses	—		3.8 (c)	—		41.1 (c)
Loss on investments	—		22.2	—		30.2
Partnering deals	—		—	—		(1.0)
Gain on sale of facility	—		(5.7)	—		(5.7)

	75.9		101.4	318.0		251.4
Tax effect for above items	—		(38.7)	(101.0)		(70.5)

	75.9		62.7	217.0		180.9
Non-GAAP earnings adjustment, net of tax due to spin-off of AMO(a)	—		—	—		(5.4)

Adjusted diluted earnings from continuing operations	75.9		62.7	217.0		175.5

Interest expense from convertible subordinated notes, net of tax	0.2		—	0.6		—

	$76.1		$62.7	$217.6		$175.5

Weighted average number of shares issued	130.5		129.3	130.2		129.6

Net shares assumed issued using the treasury stock method for options outstanding during each period based on average market price	2.1		1.2	1.9		1.5

Dilutive effect of assumed conversion of convertible subordinated notes outstanding	0.4		—	0.4		—

	133.0		130.5	132.5		131.1

Diluted earnings per share from continuing operations, as reported	$0.57		$(0.28)	$0.29		—
Non-GAAP adjustments:
In-process research and development	—		—	1.34		—
Legal settlement	—		0.65	—		$0.65
Unrealized (gain) loss on derivative instruments	—		—	0.01		0.02
Restructuring charge and asset write-offs	—		—	—		0.36
Duplicate operating expenses	—		0.02	—		0.23
Loss on investments	—		0.12	—		0.16
Partnering deals	—		—	—		(0.01)
Gain on sale of facility	—		(0.03)	—		(0.03)

	0.57		0.48	1.64		1.38
Non-GAAP earnings adjustment, net of tax due to spin-off of AMO(a)	—		—	—		(0.04)

Adjusted diluted earnings per share from continuing operations	$0.57		$0.48	$1.64		$1.34

Year over year change		18.8%			22.4%

(a)	Reflects the estimated net impact of G&A dissynergies, cash from distribution and estimated income from contract sales to AMO that would have been incurred in the first six months of 2002 if Allergan’s specialty pharmaceutical businesses and AMO had been operating as stand-alone companies.

(b)	The restructure charge and asset write-offs include charges of $0.3 million and $1.4 million included in cost of sales for the quarter and nine months ended September 27, 2002.

(c)	Duplicate operating expenses include charges of $1.0 million included in cost of sales for the quarter ended September 27, 2002 and $2.0 million and $0.6 million included in cost of sales and research and development, respectively, for the nine months ended September 27, 2002.

-more-

9-9-9

ALLERGAN, INC.
Supplemental Non-GAAP Information
(Unaudited)

	Three months ended
			$ change			Percent change
	September 26,	September 27,
in millions	2003	2002	Total	Performance	Currency	Total	Performance	Currency

Eye Care Pharmaceuticals	$252.8	$202.5	$50.3	$43.1	$7.2	24.8%	21.3%	3.5%
Botox/Neuromodulator	139.9	110.7	29.2	26.2	3.0	26.4%	23.7%	2.7%
Skin Care	29.2	26.9	2.3	2.2	0.1	8.6%	8.2%	0.4%

Total	421.9	340.1	81.8	71.5	10.3	24.1%	21.0%	3.1%

Other (primarily contract sales)	21.4	10.5	10.9	10.8	0.1	103.8%	102.9%	0.9%

Net sales, as reported	$443.3	$350.6	$92.7	$82.3	$10.4	26.4%	23.5%	2.9%

Alphagan P and Alphagan	$71.4	$49.2	$22.2	$20.5	$1.7	45.1%	41.7%	3.4%

Lumigan	46.8	35.0	11.8	10.4	1.4	33.7%	29.7%	4.0%

Other Glaucoma	5.5	6.0	(0.5)	(0.9)	0.4	(8.3%)	(15.0%)	6.7%

Restasis	10.7	—	10.7	10.7	—	n/a	n/a	n/a

Tazorac, Zorac and Avage	22.3	20.2	2.1	2.1	—	10.4%	10.4%	—

Domestic	69.3%	69.8%

International	30.7%	30.2%

	Nine months ended
			$ change			Percent change
	September 26,	September 27,
in millions	2003	2002	Total	Performance	Currency	Total	Performance	Currency

Eye Care Pharmaceuticals	$727.1	$616.5	$110.6	$92.1	$18.5	17.9%	14.9%	3.0%
Botox/Neuromodulator	406.1	311.5	94.6	85.8	8.8	30.4%	27.5%	2.9%
Skin Care	79.8	68.3	11.5	11.4	0.1	16.8%	16.7%	0.1%

Total	1,213.0	996.3	216.7	189.3	27.4	21.8%	19.0%	2.8%

Other (primarily contract sales)	63.0	10.5	52.5	52.5	—	500.0%	500.0%	—

Net sales, as reported	$1,276.0	$1,006.8	$269.2	$241.8	$27.4	26.7%	24.0%	2.7%

Alphagan P and Alphagan	$213.6	$183.9	$29.7	$24.4	$5.3	16.2%	13.3%	2.9%

Lumigan	129.6	88.0	41.6	37.5	4.1	47.3%	42.6%	4.7%

Other Glaucoma	16.7	18.7	(2.0)	(3.1)	1.1	(10.7%)	(16.6%)	5.9%

Restasis	22.5	—	22.5	22.5	—	n/a	n/a	n/a

Tazorac, Zorac and Avage	58.9	46.9	12.0	11.9	0.1	25.6%	25.4%	0.2%

Domestic	70.7%	71.1%

International	29.3%	28.9%

Note: Currency effect is determined by comparing adjusted 2003 reported amounts, calculated using 2002 monthly average exchange rates for the respective period, to the actual 2002 reported amounts. Constant currency sales is not a GAAP defined measure of revenue. Allergan routinely evaluates its net sales performance at constant currency rates because Allergan believes it provides a useful measure of actual local currency sales performance year over year. Constant currency sales as defined and presented by Allergan may not be comparable to similar measures reported by other companies.

###